                                                                     EXHIBIT 7.8

                            AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Broad River Properties, L.L.C., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: January 22, 1999


                                                COOPER RIVER PROPERTIES, L.L.C.

                                                By:   AIMCO Properties, L.P.,
                                                      its managing member

                                                By:   AIMCO-GP, Inc.,
                                                      its General Partner


                                                By:   /s/ PATRICK J. FOYE
                                                      -------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                                INSIGNIA PROPERTIES, L.P.

                                                By:   Insignia Properties Trust,
                                                      its General Partner


                                                By:   /s/ PATRICK J. FOYE
                                                      -------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                                INSIGNIA PROPERTIES TRUST


                                                By:   /s/ PATRICK J. FOYE
                                                      -------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President

                                                BROAD RIVER PROPERTIES, L.L.C.

                                                By:   AIMCO Properties, L.P.,
                                                      its managing member

                                                By:   AIMCO-GP, Inc.,
                                                      its General Partner


                                                By:   /s/ PATRICK J. FOYE
                                                      -------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                                AIMCO PROPERTIES, L.P.

                                                By:   AIMCO-GP, Inc.,
                                                      its General Partner


                                                By:   /s/ PATRICK J. FOYE
                                                      -------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                                AIMCO-GP, INC.


                                                By:   /s/ PATRICK J. FOYE
                                                      -------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                                APARTMENT INVESTMENT AND
                                                MANAGEMENT COMPANY


                                                By:   /s/ PATRICK J. FOYE
                                                      -------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President